                                                                    EXHIBIT 10.8



                                  DEED OF TRUST

                            With Assignment of Rents


         THIS DEED OF TRUST, Made as of the 29th day of January, 2001, by and between ARV CHANDLER VILLAS, L.P., a California limited partnership, with offices at 245 Fischer Avenue, Suite D-1, Costa Mesa, California 92626, herein called Trustor, and FIDELITY NATIONAL TITLE INSURANCE COMPANY, an Arizona corporation, whose address is One South Church Street, Suite 120, Tucson, Arizona 85701, herein called Trustee(s), and RED MORTGAGE CAPITAL, INC., an Ohio corporation, having an office and place of business at 150 East Gay Street, 22nd Floor, Columbus, Ohio 43215 herein called Beneficiary.

         WITNESSETH: That Trustor grants, transfers, and assigns to Trustee in trust, upon the trusts, covenants, conditions and agreements and for the uses and purposes hereinafter contained, with power of sale, all that real property situate, lying and being in Maricopa County, State of Arizona, described as follows:


                         SEE EXHIBIT "A" ATTACHED HERETO
                             AND MADE A PART HEREOF.


         Together with the rents, issues, and profits thereof, SUBJECT, HOWEVER, to the right, power, and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues, and profits; and together with all buildings and improvements of every kind and description now or hereafter erected or placed thereon, and all fixtures, including but not limited to all gas and electric fixtures, engines and machinery, radiators, heaters, furnaces, heating equipment, laundry equipment, steam and hot-water boilers, stoves, ranges, elevators and motors, bath tubs, sinks, water closets, basins, pipes, faucets and other plumbing and heating fixtures, mantels, cabinets, refrigerating plant and refrigerators, whether mechanical or otherwise, cooking apparatus and appurtenances, and all shades, awnings, screens, blinds and other furnishings, it being hereby agreed that all such fixtures and furnishings shall to the extent permitted by law be deemed to be permanently affixed to and a part of the realty; and

         Together with all building materials and equipment now or hereafter delivered to said premises and intended to be installed therein; and

         Together with all articles of personal property now or hereafter attached to or used in and about the building or buildings now erected or hereafter to be erected on the lands described which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected, including all other goods and chattels and personal property as are ever used or furnished in operating a building, or the activities conducted therein, similar to the one herein described and referred to, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are, or shall be attached to said building or buildings in any manner, and said Trustor agrees to execute a chattel mortgage covering the aforesaid fixtures and articles of personal property, at the time of

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placing such personal property or any part thereof in the building or buildings to be erected on the lands herein described in the manner and form required by law, at its expense and satisfactory to the Beneficiary.

         To have and to hold the property hereinbefore described together with appurtenances to the Trustee, its or his successors and assigns forever.

         FOR THE PURPOSE of securing performance of each agreement of Trustor herein and payment of a just indebtedness of the Trustor to the Beneficiary in the principal sum of FIVE MILLION SEVEN HUNDRED EIGHTY-TWO THOUSAND NINE HUNDRED AND NO/100THS DOLLARS ($5,782,900.00), evidenced by its Note of even date herewith, bearing interest from date on outstanding balances at the rate of Eight and six hundredths per centum (8.06 %) per annum, said principal and interest being payable in monthly installments as provided in said Note with a final maturity of February 1, 2036, which Note is identified as being secured hereby by a certificate thereon. Said Note and all of its terms are incorporated herein by reference and this conveyance shall secure any and all extensions thereof, however evidenced.

AND TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR COVENANTS AND AGREES:

     1. That it will pay the Note at the times and in the manner provided therein;

     2. That it will not permit or suffer the use of any of the property for any purpose other than the use for which the same was intended at the time this Deed of Trust was executed;

     3. That the Regulatory Agreement, if any, executed by the Trustor and the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, which is being recorded simultaneously herewith, is incorporated in and made a part of this Deed of Trust. Upon default under the Regulatory Agreement and upon the request of the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, the Beneficiary, at its option, may declare the whole of the indebtedness secured hereby to be due and payable;

     4. That all rents, profits and income from the property covered by this Deed of Trust are hereby assigned to the Beneficiary for the purpose of discharging the debt hereby secured. Permission is hereby given to Trustor so long as no default exists hereunder, to collect such rents profits and income for use in accordance with the provisions of the Regulatory Agreement;

     5. That upon default hereunder Beneficiary shall be entitled to the Appointment of a receiver by any court having jurisdiction, without notice, to take possession and protect the property described herein and operate same and collect the rents, profits and income therefrom;

     6. That at the option of the Trustor the principal balance secured hereby may be reamortized on terms acceptable to the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner if a partial prepayment results from an award in condemnation in accordance with provisions of Paragraph 8 herein, or from an insurance payment made in accordance with provisions of Paragraph 7 herein, where there is a resulting loss of project income;

     7. That the Trustor will keep the improvements now existing or hereafter erected on the deeded property insured against loss by fire and such other hazards, casualties, and

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contingencies, as may be stipulated by the Secretary of Housing and Urban
Development, acting by and through the Federal Housing Commissioner upon the insurance of the Deed of Trust and other hazards as may be required from time to time by the Beneficiary, and all such insurance shall be evidenced by standard fire and extended coverage insurance policy or policies, in amounts not less than necessary to comply with the applicable Coinsurance Clause percentage, but in no event shall the amounts of coverage be less than 80 percent of the Insurable Values or not less than the unpaid balance of the insured Deed of Trust, whichever is the lesser, and in default thereof the Beneficiary shall have the right to effect insurance. Such policies shall be endorsed with standard Mortgagee clause with loss payable to the Beneficiary and the Secretary of Housing and Urban Development as their interests may appear, and shall be deposited with the Beneficiary; The insurance company providing such coverage shall be selected by Mortgagor, subject to approval by Mortgagee.

         That if the premises covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinabove provided, the amounts paid by any insurance company in pursuance of the contract of insurance to the extent of the indebtedness then remaining unpaid, shall be paid to the Beneficiary, and, at its option, may be applied to the debt or released for the repairing or rebuilding of the premises or, with the consent of the Secretary of Housing and Urban Development, applied to the debt or used for other purposes. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the property covered thereby at any Trustee's sale held hereunder;

     8. That all awards of damages in connection with any condemnation for public use of, or injury to, any of said property are hereby assigned and shall be paid to Beneficiary, who may apply the same to payment of the installments last due under said Note, and Beneficiary is hereby authorized, in the name of Trustor, to execute and deliver valid acquittances thereof and to appeal from any such award. No amount applied to the reduction of the principal amount due shall be considered an optional prepayment as the term is used in the Deed of Trust and the Note secured hereby, nor relieve the Trustor from making regular monthly payments commencing on the first month following the date of receipt of the award.

     9. Together with and in addition to the monthly payments of interest or of principal and interest payable under the terms of said Note, to pay to Beneficiary monthly until said Note is fully paid, beginning on the first day of the first month after the date hereof, the following sums:

         (a) An amount sufficient to provide the Beneficiary with funds to pay the next mortgage insurance premium if this instrument and the Note secured hereby are insured, or a monthly service charge, if they are held by the Secretary of Housing and Urban Development, as follows:

                    (I) If and so long as said Note of even date and this instrument are insured or are reinsured under the provisions of the National Housing Act, an amount sufficient to accumulate in the hands of the Beneficiary one month prior to its due date the annual mortgage insurance premium, in order to provide such Beneficiary with funds to pay such premium to the Secretary of Housing and Urban Development, pursuant to the National Housing Act, as amended, and applicable Regulations thereunder, or

                   (II) Beginning with the first day of the month following an assignment of this instrument and the Note secured hereby to the Secretary of

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                              Housing and Urban Development, a monthly service
                              charge which shall be an amount equal to one-twelfth of one-half percent (1/12 of 1/2%) of the average outstanding principal balance due on the Note computed for each successive year beginning with the first of the month following such assignment, without taking into account delinquencies or prepayments.

         (b) A sum equal to the ground rents, if any, next due, plus the premiums that will next become due and payable on policies of fire and other property insurance covering the premises covered hereby, plus water rates, taxes and assessments next due on the premises covered hereby (all as estimated by the Beneficiary) less all sums already paid therefor divided by the number of months to elapse before one month prior to the date when such ground rents, premiums, water rates, taxes and assessments will become delinquent, such sums to be held by Beneficiary in trust to pay said ground rents, premiums, water rates, taxes, and special assessments.

         (c) All payments mentioned in the two preceding subsections of this paragraph and all payments to be made under the Note secured hereby shall be added together and the aggregate amount thereof shall be paid each month in a single payment to be applied by Beneficiary to the following items in the order set forth:

                  (I) premium charges under the Contract of Insurance with the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner or service charge;

                  (II) ground rents, taxes, special assessments, water rates, fire and other property insurance premiums;

                  (III)       interest on the Note secured hereby;

                  (IV)        amortization of the principal of said Note.

     10. Any excess funds accumulated under paragraph (b) above remaining after payment of the items therein mentioned, shall be credited to subsequent monthly payments of the same nature required thereunder; but if any such item shall exceed the estimate therefor, the Trustor shall without demand forthwith make good the deficiency. Failure to do so before the due date of such item shall be a default hereunder. In case of termination of the Contract of Mortgage Insurance by prepayment of the mortgage in full, or otherwise (except as hereinafter provided) accumulations under paragraph (a) above not required to meet payments due under the Contract of Mortgage Insurance, shall be credited to the Trustor. If the property is sold under foreclosure or is otherwise acquired by the Beneficiary after default any remaining balance of the accumulations under paragraph (b) above shall be credited to the principal of the debt as of the date of commencement of foreclosure proceedings or as of the date the property is otherwise acquired; and accumulations under paragraph (a) above shall be similarly applied unless required to pay sums due to the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner under the Contract of Mortgage Insurance;

     11. To keep said property in good condition and repair, not to remove or demolish any buildings thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged, or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting

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said property or requiring any alterations or improvements to be made thereon;
not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law and/or covenants, conditions and/or restrictions affecting said property; not to permit or suffer any alterations of or addition to the buildings or improvements hereafter constructed in or upon said property without the consent of the Beneficiary.

     12. To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear;

     13. Should Trustor fail to make any payment or do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; may commence, appear in and/or defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; may pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, may pay necessary expenses, employ counsel and pay his reasonable fees;

     14. The Beneficiary shall have the right to pay mortgage insurance premiums or fire and other property insurance premiums when due to the extent that monthly payments made hereunder for the purpose of meeting same are insufficient. All such payments made by the Beneficiary shall be added to the principal sum secured hereby;

     15. To pay immediately and without demand all sums so expended by Beneficiary or Trustee, under permission given under this Deed of Trust, with interest from date of expenditure at the rate specified in said Note;

     16. That the funds to be advanced hereunder are to be used in the construction of certain improvements on the lands herein described in accordance with a certain building loan agreement made by and between the Trustor and the Beneficiary dated as of _________, which said building loan agreement (except such part or parts thereof as may be inconsistent herewith) is incorporated herein by reference to the same extent and effect as if fully set forth herein, and made a part of this Deed of Trust; and on the failure of the Trustor to keep and perform all the covenants, conditions, and agreements of said building loan agreement, thereupon, the principal sum and all arrears of interest, and other charges provided for herein shall at the option of the Beneficiary of this Deed of Trust become due and payable, anything contained herein to the contrary notwithstanding. This covenant shall be terminated upon the completion of the building or buildings to the satisfaction of the Beneficiary and the making of the final advance as provided in said building loan agreement;

     17. The Trustor further covenants that it will not voluntarily create, suffer, or permit to be created against the property subject to this Deed of Trust any lien or liens inferior or superior to the lien of this Deed of Trust and further that it will keep and maintain the same free from the claim of all persons supplying labor or materials which will enter into the construction of any and all buildings now being erected or to be erected on said premises;

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     18. That the improvements about to be made upon the premises, covered by the Deed of Trust, and all plans and specifications comply with all municipal ordinances and regulations and all of other regulations made or promulgated, now or hereafter, by lawful authority, and that the same will upon completion comply with all such municipal ordinances and regulations and with the rules of the applicable fire rating or inspection organization, bureau, association or office;

     19. That so long as this Deed of Trust and the said Note secured hereby are insured under the provisions of the National Housing Act, or held by the Secretary of Housing and Urban Development, it will not execute or file for record any instrument which imposes a restriction upon the sale or occupancy of the mortgaged property on the basis of race, color, or creed.

IT IS MUTUALLY AGREED THAT:

     20. That if the construction of the improvements herein referred to shall not be carried on with reasonable diligence, or shall be discontinued at any time for any reason other than strikes or lockouts, the Beneficiary, after due notice to the Trustor or any subsequent owner, is hereby invested with full and complete authority to enter upon the said premises, employ watchmen to protect such improvements from depredation or injury and to preserve and protect the personal property therein, and to continue any and all outstanding contracts for the erection and completion of said building or buildings, to make and enter into any contracts and obligations wherever necessary, either in its own name or in the name of the Trustor, and to pay and discharge all debts, obligations and liabilities incurred thereby. All such sums so advanced by the Beneficiary (exclusive of advances of the principal of the indebtedness secured hereby) shall be added to the principal of the indebtedness secured hereby and shall be secured by this Deed of Trust and shall be due and payable on demand with interest at the rate specified in said Note, but no such advances shall be insured unless same are specifically approved by the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner prior to the making thereof;

     21. Upon default by Trustor in making any monthly payment provided for herein or in the Note secured hereby, and if such default is not made good prior to the due date of the next such installment, or if Trustor shall fail to perform any covenant or agreement in this Deed of Trust, the Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale, and of written notice of default and of election to cause the property to be sold, which notice Trustee shall cause to be duly filed for record and the Beneficiary may foreclose this Deed of Trust. Beneficiary shall also deposit with Trustee this Deed, the Note and all documents evidencing expenditures secured hereby;

     22. After Trustee shall have published, posted, recorded and mailed Notice of Sale as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at the time and place of sale, and from time to time thereafter may postpone the sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to the purchaser its Deed conveying the property so sold, but without any covenant or warranty, express or implied. Any person, including Trustor, Trustee, or Beneficiary, may purchase at the sale. The Trustee shall apply the proceeds of sale to payment of
(1) the expenses of such sale, together with the reasonable expenses of this trust including therein reasonable Trustee's fees or attorney's fees for conducting the sale, and the actual cost of publishing, recording, mailing and posting notice of the sale; (2) the cost of any search and/or

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other evidence of title procured in connection with such sale and revenue stamps on Trustees' Deed; (3) all sums expended under the terms hereof, not then repaid, with accrued interest at the rate specified in said Note; (4) all other sums then secured hereby; and (5) the remainder, if any, to the person or persons legally entitled thereto;

     23. Beneficiary may from time to time substitute a successor or successors to any Trustee named herein or acting hereunder to execute this Trust. Upon such appointment, and without conveyance to the successor trustee, the latter shall be vested with all title, powers, and duties conferred upon any Trustee herein named or acting hereunder. Each said appointment and substitution shall be made by written notice thereof executed by Beneficiary, containing reference to this Deed, the original parties thereto, the pertinent recording information, and its place of record. Such substitution shall become effective upon the mailing of copies of said notice by registered or certified mail, postage prepaid, to the Trustor, the Trustee and successor Trustee, and upon the recordation of said notice in the office of the county recorder of the county in which the trust property is situated.

     24. The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed is hereby waived to the full extent permissible by law;

     25. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and said Note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or fact shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto;"

     26. The trust created hereby is irrevocable by Trustor;

     27. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereunder but also any future owner and holder including pledgees, of the Note secured hereby in this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. All obligations of each Trustor hereunder are joint and several;

     28. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made public record as provided by law. Except as otherwise provided by law the Trustee is not obligated to notify any party hereto of pending sale under this Deed of Trust or of any action of proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee;

     29. Notwithstanding any other provision contained herein or in the Note, it is agreed that the execution of the Note shall impose no personal liability upon the Trustor (or any of its present or future limited or general partners) for payment of the indebtedness evidenced thereby and in the event of a default, the holder of the Note shall look solely to the property subject to this Deed of Trust and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced by the Note and will not seek or obtain any deficiency or personal judgment against the Trustor (or any of its present or future limited or general partners) except such judgment or decree as may be necessary to foreclose or bar its interest in the property subject to this Deed of Trust and all other property mortgaged, pledged, conveyed or assigned to secure payment of the Note; provided, that nothing in this condition and no action so taken shall operate to impair any obligation of the maker under the Regulatory Agreement herein referred to and made a part hereof.

                                    -- 8 --


     30. The Undersigned TRUSTOR REQUESTS that a copy of any notice of sale hereunder be mailed to him at the mailing address opposite his name hereto.



                           Mailing Address for Notices
                           ---------------------------

                          245 Fischer Avenue, Suite D-1
                          Costa Mesa, California 92626


         IN WITNESS WHEREOF the Trustor has caused its name to be hereunto subscribed by its duly authorized Partner as of the day and year herein first above written.



                            ARV CHANDLER VILLAS, L.P.
                            a California limited partnership

                                            By:      American Retirement Villas Properties III, L.P.
                                                     a California limited partnership
                                                     General Partner

                                                     By:      ARV Assisted Living, Inc.
                                                              a Delaware corporation
                                                              General Partner


                                                     By:
                                                              -------------------------------------
                                                              Douglas Armstrong
                                                              Vice President

                                    -- 9 --


                                 ACKNOWLEDGMENT



State of Arizona             ]
                             ]:  ss
County of Maricopa           ]

         Before me, ______________________________, of the State and County
aforementioned, personally appeared Douglas Armstrong, known to me (or satisfactorily proven to me) to be the person who executed the foregoing instrument and who, upon oath, acknowledged himself to be the Vice President of ARV ASSISTED LIVING, INC., a Delaware corporation, General Partner of AMERICAN RETIREMENT VILLAS PROPERTIES III, L.P., a California limited partnership, General Partner of ARV CHANDLER VILLAS, L.P., a California limited partnership, and that he as such Vice President, executed the foregoing instrument for the purpose therein contained, by signing his name on behalf of the said limited partnership.

         WITNESS my hand and seal, this ____ day of January, 2001.

                                           _____________________________________
                                                        Notary Public

My Commission Expires:  ______________________

                                    -- 10 --


                                  DEED OF TRUST


                                     Between

                            ARV CHANDLER VILLAS, L.P.
                        a California limited partnership
                                    Trustor,

                                       and

                    FIDELITY NATIONAL TITLE INSURANCE COMPANY
                             an Arizona corporation
                                    Trustee,

                                       and

                           RED MORTGAGE CAPITAL, INC.
                               an Ohio corporation
                                  Beneficiary.

================================================================================


Dated           January 29, 2001


Recorded        January __, 2001

at              minutes past

in Liber             at page

records of Maricopa

County, Arizona.



RECORDER'S INSTRUCTIONS

Index this document as
a Deed of Trust and as
an Assignment of Rents.

Escrow No.

Order No.